UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 1, 2021, GWG Holdings, Inc. (“GWGH”) and The Beneficient Company Group, L.P. (“Ben”) entered into a binding term sheet (the “Term Sheet”). The Term Sheet provided for the redemption by Ben of GWGH’s entire capital account of Preferred Series C Subclass 0 Unit Account of Ben’s subsidiary, Beneficient Company Holdings, L.P. (“BCH”), for cash on December 1, 2021. Such capital account had a balance of $14.8 million as of December 1, 2021. In addition, GWGH agreed to pay an early redemption fee of $1.0 million.

The Term Sheet also provides for a commitment by GWGH and Ben to negotiate in good faith and enter into one or more definitive agreements providing for:

●	GWGH to issue to Ben a warrant to acquire a portion of the common units of Ben held by GWGH (the “Ben Common Units”). The number of Ben Common Units subject to the warrant will be 24 million; provided that the number of Ben Common Units will be reduced to 12 million upon the occurrence of terms to be agreed between the parties. The warrant will be on substantially similar terms to a warrant that Ben intends to issue to strategic investors in Ben, such that Ben can use those Ben Common Units acquired upon exercise of the warrant granted by GWGH in partial or full satisfaction of the warrant that Ben intends to issue to strategic investors. GWGH’s issuance of the warrant to Ben will be subject to Ben issuing a warrant to the strategic investors, and Ben’s exercise of the warrant will be subject to the corresponding exercise of the warrant by such strategic investors. For this warrant, if exercised, GWGH will receive cash for the Ben common units provided to Ben at the strike price agreed upon with the strategic investor if that transaction is completed.

●	GWGH’s use of commercially reasonable efforts to market and monetize certain of its assets prior to June 1, 2023. GWGH will retain the cash used by such monetization and a portion of any other capital and/or debt raises to purchase Ben Common Units to satisfy the put rights that Ben has provided to strategic investors (as described in Item 8.01 of this Current Report on Form 8-K), subject to GWGH using such cash to first satisfy its normal operations. GWGH’s requirement to market and monetize certain of its assets and purchase Ben Common Units is subject to the put right being exercisable by the strategic investors (which shall be conditioned on, among other things, Ben not having a class of equity listed on a national securities exchange). See Item 8.01 of this Current Report on Form 8-K for a description of the put rights Ben has provided to strategic investors.

GWGH used the proceeds from the redemption of its Preferred Series C Subclass 0 Unit Account of BCH for general corporate purposes, including the payment of principal and interest on GWGH’s outstanding L Bonds. GWGH continues to retain a substantial investment in Ben and BCH.

Item 8.01 Other Information

On December 7, 2021, certain specialized trusts that are consolidated for financial reporting purposes with Ben acquired alternative assets with an aggregate net asset value of approximately $352 million in exchange for Ben’s issuance of Preferred Series B-2 Unit Accounts with an initial capital account balance of $352 million. In addition, Ben granted the purchasers of such securities certain registration rights and, if the initial registration statement under such registration rights has not been declared effective by June 30, 2023, the right to put the Preferred Series B-2 Unit Accounts to Ben for an amount equal to the corresponding capital account balance as of the date of exercise of such put right, subject to certain limitations.

The disclosure in this Current Report on Form 8-K concerning Ben securities offerings shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Ben securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The securities offered by Ben will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe GWGH’s future operations, business plans, business and investment strategies and portfolio management and the performance of GWGH’s investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “seeks,” “anticipates,” “will,” “would,” “should,” “could,” “may,” “designed to,” “foreseeable future,” “believe,” “scheduled” and similar expressions. These forward-looking statements include statements regarding the negotiation and execution of definitive agreements governing the matters set forth in the Term Sheet, and the final terms and conditions of such definitive agreements. GWGH’s actual results or outcomes may differ materially from those anticipated, including as a result of the failure of the parties execute definitive agreements regarding the matters set forth in the Term Sheet. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. GWGH assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

GWGH’s actual results may differ significantly from any results expressed or implied by these forward-looking statements. This report should be read in conjunction with the more complete discussion of the risk factors GWGH faces, which are set forth in the sections entitled “Risk Factors” in GWGH’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: December 8, 2021	By:	/s/ Timothy L. Evans
	Name:	Timothy L. Evans
	Title:	Chief Financial Officer

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